Exhibit 10.2

mPhase Technologies, Inc.

688 New Dorp Lane,

Staten Island, New York 10306-4933

April 3, 2018

Scepter Commodities, LLC

9841 Washingtonian Blvd., Suite 390

Gaithersburg, MD 20878

Attention: Anshu Bhatnagar

Re:       Amendment No. 2 to Letter of Intent (“LOI”)

Dear Anshu:

This Amendment No. 2 (the “Amendment”) to our LOI Intent dated December 29, 2017, as amended on February 15, 2018, hereby amends the LOI as follows:

1.       The date on or before which we, mPhase Technologies, Inc. (the “Company”) will complete its outstanding reports with the Securities and Exchange Commission (the “SEC”) shall be April 30, 2018

2.       All other terms shall remain intact.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW

Please indicate your acceptance of the terms outlined in this Amendment.

Sincerely,

/s/ Martin Smiley

Martin Smiley

CFO and General Counsel of mPhase Technologies, Inc.

on behalf of the Sellers.

/s/ Ronald Durando	ACCEPED AND AGREED TO

/s/ Anshu Bhatnagar

Ronald Durando	Anshu Bhatnagar
President and CEO	Scepter Commodities LLC
mPhase Technologies, Inc.